UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2008

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 5 Gainsford Street, London SE1 2NE, United Kingdom
(Address of principal executive offices)	(Address of principal executive offices)
(Zip Code)	(Zip Code)

(305) 599-2600	011 44 20 7940 5381
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Carnival Corporation & plc is submitting its financial statements for the quarter ended August 31, 2008 as part of the Securities and Exchange Commission’s (the “SEC”) eXtensible Business Reporting Language (“XBRL”) Voluntary Filing Program. XBRL is an emerging XML-based standard to define and exchange business reports and financial statements. The XBRL-tagged data submitted is furnished on an unaudited basis for the purpose of testing the related format and technology.

Attached as Exhibit 100 to this joint Current Report on Form 8-K are the financial statements from Carnival Corporation & plc’s joint Quarterly Report on Form 10-Q for the quarter ended August 31, 2008, as filed with the SEC on September 26, 2008, formatted in XBRL, as follows:

(i)	the Consolidated Statements of Operations for the three and nine months ended August 31, 2008 and 2007;
(ii)	the Consolidated Balance Sheets at August 31, 2008 and 2007, and November 30, 2007;
(iii)	the Consolidated Statements of Cash Flows for the nine months ended August 31, 2008 and 2007; and
(iv)	the notes to the consolidated financial statements, tagged as blocks of text.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Carnival Corporation & plc. The purpose of submitting these XBRL-formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the documents and not rely on the information in this joint Current Report on Form

8-K, including Exhibit 100, in making any investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this joint Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Exhibit Description
100

The financial statements from Carnival Corporation & plc’s joint Quarterly Report on Form 10-Q for the quarter ended August 31, 2008, as filed with the SEC on September 26, 2008 formatted in XBRL, as follows:

(i)     the Consolidated Statements of Operations for the three and nine months ended August 31, 2008 and 2007;

(ii)    the Consolidated Balance Sheets at August 31, 2008 and 2007, and November 30, 2007;

(iii)  the Consolidated Statements of Cash Flows for the nine months ended August 31, 2008 and 2007; and

(iv)   the notes to the consolidated financial statements, tagged as blocks of text.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION	CARNIVAL PLC

By: /s/ Larry Freedman	By: /s/ Larry Freedman
Name: Larry Freedman	Name: Larry Freedman
Title: Chief Accounting	Title: Chief Accounting
Officer and Vice President-	Officer and Vice President-
Controller	Controller

Date: December 1, 2008	Date: December 1, 2008

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 100.INS	XBRL Instance Document

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document